UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 1999

                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


        0-14710                             94-2756657
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(Commission File Number)            (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                  94710
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(Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code (510) 644-1170

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          (Former name or former address, if changed since last report)


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                                      -2-

Item 7.  Exhibits

1.   Press Release dated January 29, 1999*

2. Form of Subscription Agreement dated as of January 28, 1999 by and between XOMA Ltd. and the purchasers of Common Shares in the 1999 Private Placement

3. Form of Registration Rights Agreement dated as of January 28, 1999 by and between XOMA Ltd. and the purchasers of Common Shares in the 1999 Private Placement

4. Form of Escrow Agreement dated as of January 28, 1999 by and between XOMA Ltd., Brian W. Pusch as Escrow Agent and the purchasers of Common Shares in the 1999 Private Placement

5.   Form of Common Share Purchase Warrant

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* Previously filed

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 18, 1999           XOMA LTD.




                                    By:  /s/ Peter B. Davis
                                         -------------------------------
                                         Peter B. Davis
                                         Vice President, Finance
                                         and Chief Financial Officer

                                  EXHIBIT INDEX


Number   Description

1.   Press Release dated January 29, 1999*

2. Form of Subscription Agreement dated as of January 28, 1999 by and between XOMA Ltd. and the purchasers of Common Shares in the 1999 Private Placement

3. Form of Registration Rights Agreement dated as of January 28, 1999 by and between XOMA Ltd. and the purchasers of Common Shares in the 1999 Private Placement

4. Form of Escrow Agreement dated as of January 28, 1999 by and between XOMA Ltd., Brian W. Pusch as Escrow Agent and the purchasers of Common Shares in the 1999 Private Placement

5.   Form of Common Share Purchase Warrant

------------
* Previously filed